Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
The Company's consolidated effective income tax rate differs from the Canadian, or domestic, statutory federal tax rate. The effective tax rate is affected by recurring items in provincial, U.S. federal, state and other foreign jurisdictions, such as tax rates and the proportion of income earned in those jurisdictions. The effective tax rate is also affected by discrete items such as income tax rate enactments, and lower corporate income tax rates on capital dispositions and other transactions that may occur in any given year.
On March 27, 2020, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security (CARES) Act, a tax-and-spending package aimed at providing additional stimulus to address the economic impact of the COVID-19 pandemic. The CARES Act corporate income tax measures allow for U.S. federal net operating losses (NOLs) arising in tax years 2018, 2019, and 2020 to be fully carried back to each of the five tax years preceding the tax year of the NOL. As a result of the CARES Act, the Company reclassified its 2019 deferred income tax asset of $213 million on the NOL that arose in 2019, to a current income tax receivable and recorded a current income tax recovery of $141 million in 2020 to reflect an amount recoverable at the higher U.S. federal corporate income tax rate of 35% applicable to pre-2018 tax years.
The following table provides a reconciliation of income tax expense for the years ended December 31, 2021, 2020 and 2019:

In millions	Year ended December 31,	2021	2020	2019
Canadian statutory federal tax rate		15%	15%	15%
Income tax expense at the Canadian statutory federal tax rate		$950	$682	$814
Income tax expense resulting from:
Provincial and foreign income taxes (1)		616	416	551
Income tax adjustments due to rate enactments and tax law changes (2)		—	(141)	(112)
Non-taxable portion of merger termination fee (3)		(116)	—	—
Other (4)		(9)	25	(40)
Income tax expense		$1,441	$982	$1,213
Net cash payments for income taxes		$759	$353	$822
(1)    Includes mainly the impact of Canadian provincial taxes and U.S. federal and state taxes.
(2)    Includes income tax recoveries (current or deferred as appropriate) resulting from the enactment of provincial, U.S. federal, and state corporate income tax laws and/or rates.
(3)    Relates to the permanent difference arising from applying a lower inclusion tax rate on the $886 million of income generated from the merger termination fee received from KCS (see Note 3 - Acquisitions).
(4)    Includes adjustments relating to the filing or resolution of matters pertaining to prior years' income taxes, including net recognized tax benefits, excess tax benefits, and other items. Prior year adjustments for gain on disposals are now presented within this item. As such, the figures presented for the 2020 and 2019 comparative years have been adjusted by tax recoveries of $1 million and $6 million, respectively, to be consistent with the current year presentation.

The following table provides tax information on a domestic and foreign basis for the years ended December 31, 2021, 2020 and 2019:

In millions	Year ended December 31,	2021	2020	2019
Income before income taxes
Domestic		$4,717	$3,637	$4,162
Foreign		1,616	907	1,267
Total income before income taxes		$6,333	$4,544	$5,429
Current income tax expense (recovery)
Domestic		$763	$616	$608
Foreign		167	(121)	36
Total current income tax expense		$930	$495	$644
Deferred income tax expense
Domestic		$358	$389	$423
Foreign		153	98	146
Total deferred income tax expense		$511	$487	$569
The following table provides the significant components of deferred income tax assets and liabilities as at December 31, 2021 and 2020:

In millions	December 31,	2021	2020
Deferred income tax assets
Lease liabilities		$120	$126
Pension liability		117	145
Personal Injury & legal claims		61	68
Net operating losses and tax credit carryforwards (1)		58	70
Other postretirement benefits liability		56	59
Compensation reserves		47	41
Other		68	69
Total deferred income tax assets		$527	$578
Deferred income tax liabilities
Properties		$8,694	$8,321
Pension asset		799	203
Operating lease right-of-use assets		111	118
Unrealized foreign exchange gains		55	45
Other		171	162
Total deferred income tax liabilities		$9,830	$8,849
Total net deferred income tax liability		$9,303	$8,271
Total net deferred income tax liability
Domestic		$5,515	$4,612
Foreign		3,788	3,659
Total net deferred income tax liability		$9,303	$8,271
(1)    As at December 31, 2021, the Company had net interest expense deduction carryforwards of $108 million which are available to offset future U.S. federal and state taxable income over an indefinite period. In addition, the Company had net operating loss carryforwards of $277 million for U.S. state tax purposes which are available to offset future U.S. state taxable income and are expiring between the years 2022 and 2041. The Company also had net operating loss carryforwards of $59 million for Canadian federal and provincial tax purposes, which are available to offset future Canadian federal and provincial taxable income and are expiring between the years 2031 and 2041.

On an annual basis, the Company assesses the need to establish a valuation allowance for its deferred income tax assets, and if it is deemed more likely than not that its deferred income tax assets will not be realized, a valuation allowance is recorded. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income, of the necessary character, during the periods in which those temporary differences become deductible. Management considers the scheduled reversals of deferred income tax liabilities, the available carryback and carryforward periods, and projected future taxable income in making this assessment. As at December 31, 2021, in order to fully realize all of the deferred income tax assets, the Company will need to generate future taxable income of approximately $2.2 billion, and, based upon the level of historical taxable income, projections of future taxable income of the necessary character over the periods in which the deferred income tax assets are deductible, and the reversal of taxable temporary differences, management believes, following an assessment of the current economic environment, it is more likely than not that the Company will realize the benefits of these deductible differences. As at December 31, 2021, the Company has not recognized a deferred income tax asset of $264 million (2020 - $259 million) on the unrealized foreign exchange loss recorded in Accumulated other comprehensive loss relating to its net investment in U.S. subsidiaries, as the Company does not expect this temporary difference to reverse in the foreseeable future.
The following table provides a reconciliation of unrecognized tax benefits on the Company's domestic and foreign tax positions for the years ended December 31, 2021, 2020 and 2019:

In millions	Year ended December 31,	2021	2020	2019
Gross unrecognized tax benefits at beginning of year		$92	$62	$74
Increases for:
Tax positions related to the current year		4	17	5
Tax positions related to prior years		—	28	—
Decrease for:
Tax positions related to prior years		(32)	(15)	(17)
Gross unrecognized tax benefits at end of year		64	92	62
Adjustments to reflect tax treaties and other arrangements		(17)	(25)	(2)
Net unrecognized tax benefits at end of year		$47	$67	$60
As at December 31, 2021, the total amount of gross unrecognized tax benefits was $64 million, before considering tax treaties and other arrangements between taxation authorities. The amount of net unrecognized tax benefits as at December 31, 2021 was $47 million. If recognized, $12 million of the net unrecognized tax benefits as at December 31, 2021 would affect the effective tax rate.
The Company believes that it is reasonably possible that $14 million of the net unrecognized tax benefits as at December 31, 2021 related to Canadian and U.S. federal, state, and provincial income tax matters, each of which are individually insignificant, may be recognized over the next twelve months as a result of settlements and a lapse of the applicable statute of limitations, and will not significantly affect the effective tax rate as they mostly relate to temporary differences.
The Company recognizes interest and penalties related to unrecognized tax benefits in Income tax expense in the Company's Consolidated Statements of Income. The Company recorded a tax recovery of $2 million related to a net reversal of interest and penalties for the year ended December 31, 2021, compared to a tax expense of $16 million and $1 million related to net interest and penalties expenses for the years ended December 31, 2020 and 2019, respectively. As at December 31, 2021, the Company had accrued interest and penalties of $25 million (2020 - $27 million).
In Canada, the Company's federal and provincial income tax returns filed for the years 2014 to 2020 remain subject to examination by the taxation authorities. Examinations of the Company's federal income tax returns for the years 2014 to 2017 are currently in progress and are expected to be completed during 2022. In 2020, the tax authorities proposed certain audit adjustments and, as a result, the Company recorded a $25 million deferred tax expense which is comprised of net unrecognized tax benefits and related interest expenses. During 2021, the tax authorities revised their proposed audit adjustment and as a result, the Company re-evaluated the relevant tax positions for all open years and recorded an $8 million deferred tax recovery reducing net unrecognized tax benefits and related interest expenses. In the U.S., the federal income tax returns filed for the years 2013 to 2020 and the state income tax returns filed for the years 2017 to 2020 remain subject to examination by the taxation authorities. Examination of certain of the Company's state income tax returns are currently in progress. The Company does not anticipate any additional significant impacts to its results of operations or financial position as a result of the final resolutions of such matters.